                                  SCHEDULE 14A

                    Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement         [  ]  Confidential, for Use of the
[X ]  Definitive Proxy Statement                Commission Only (as permitted
[  ]  Definitive Additional Materials           by Rule 14a-6(e)(2))
[  ]  Soliciting Material Pursuant
      to Rule 14a-11(c) or Rule 14a-12

                              Belmac Corporation
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  ]  $125  per  Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
      or Item 22(a)(2) of Schedule 14A.

[  ]  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
      6(i)(3).

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            ----------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:


            ----------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


            ----------------------------------------------------------------


      4)    Proposed maximum aggregate value of transaction:


            ----------------------------------------------------------------

      5)    Total fee paid:

            ----------------------------------------------------------------


[X ]  Fee paid previously with preliminary materials.

[  ]  Check  box  if  any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:


            ----------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:


            ----------------------------------------------------------------

      3)    Filing Party:


            ----------------------------------------------------------------

      4)    Date Filed:


            ----------------------------------------------------------------




                               BELMAC CORPORATION
                                ONE URBAN CENTRE
                                   SUITE 550
                          4830 WEST KENNEDY BOULEVARD
                             TAMPA, FLORIDA  33609


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                DECEMBER 8, 1995


                                                                 Tampa, Florida
                                                               November 9, 1995

To the Stockholders of
Belmac Corporation:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of BELMAC CORPORATION, a Florida corporation (the "Company"), will be held on Friday, December 8, 1995 at 11:00 a.m. New York time at The New York Vista, 3 World Trade Center, New York, New York 10048, for the purpose of considering and acting upon the following matters:

            (1) A proposal to amend the Company's Articles of Incorporation to increase the number of its authorized shares of Common Stock, $.02 par value, from 5,000,000 to 20,000,000 shares;

            (2) A proposal to amend the Company's Articles of Incorporation to change its name to Bentley Pharmaceuticals, Inc.; and

            (3) The transaction of such other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

      The Board of Directors has fixed the close of business on November 6, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

      You are cordially invited to attend the Meeting. Whether or not it is your intention to attend the Meeting, you are urged to complete, sign and date the enclosed form of proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. Returning your proxy does not deprive you of your right to attend the Meeting and to vote your shares in person. THIS SOLICITATION IS BEING MADE ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

                                          By Order of the Board of Directors

                                          /s/ Michael D. Price
                                          MICHAEL D. PRICE
                                          Secretary



                               BELMAC CORPORATION
                                ONE URBAN CENTRE
                                   SUITE 550
                          4830 WEST KENNEDY BOULEVARD
                             TAMPA, FLORIDA  33609


                                PROXY STATEMENT

                      FOR SPECIAL MEETING OF STOCKHOLDERS

                                DECEMBER 8, 1995


            This Proxy Statement, to be mailed to stockholders on or about November 9, 1995, is furnished in connection with the solicitation by the Board of Directors of Belmac Corporation, a Florida corporation (the "Company"), of proxies in the accompanying form ("Proxy" or "Proxies") for use at the Special Meeting of Stockholders of the Company to be held on December 8, 1995 at 11:00 a.m. New York time at The New York Vista, 3 World Trade Center, New York, New York 10048 and at any adjournments or postponements thereof (the "Meeting").

            All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of any specification, for the proposals to amend the Company's Articles of Incorporation to increase the number of shares of its common stock, $.02 par value ("Common Stock"), authorized for issuance to 20,000,000 shares and to amend the Company's Articles of Incorporation to change its name to Bentley Pharmaceuticals, Inc. Any Proxy given pursuant to this solicitation may be revoked by the person giving it any time prior to the exercise of the powers conferred thereby by notice in writing to Michael D. Price, Secretary of the Company, One Urban Centre, Suite 550, 4830 West Kennedy Blvd., Tampa, Florida 33609.

            Only holders of record of the Company's issued and outstanding Common Stock as of the close of business on November 6, 1995 will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof for which a new record date is not fixed. As of the close of business on such date, there were issued and outstanding 2,980,995 shares of the Company's Common Stock, each of which is entitled to one vote upon each matter to be voted upon at the Meeting. The holders of a majority of the shares entitled to vote at the Meeting will constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock cast at the Meeting at which a quorum is present will be required to approve the amendments to the Company's Articles of Incorporation. Shares of Common Stock that are voted to abstain and shares which are subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

            The following table sets forth information as of November 6, 1995 as to (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock, its only class of voting securities, and (ii) the shares of the Company's Common Stock beneficially owned by all executive officers and directors of the Company as a group. Unless otherwise indicated, the information in this Proxy Statement has been adjusted to give retroactive effect to a one-for-ten reverse stock split of the Company's Common Stock effected on July 25, 1995.

                                          Amount and
                                          Nature of
                                          Beneficial        Percent of
Name and Address of Beneficial Owner:     Ownership (1)     Class

Shulmit Pritziker                         453,020(2)        14.06%
50 Broad Street
New York, New York  10004

Ilya Margulis                             427,300(3)        13.96%
50 Broad Street
New York, New York  10004

Light Associates                          200,594(4)        6.73%
1031 Rosewood Way
Alameda, California 94501

Susquehanna Capital Group                 177,843(5)        5.69%
42 Read's Way
New Castle, Delaware 19720

All current executive officers and        51,615(6)         1.71%
  directors as a group (6 persons)



(1) Except as otherwise indicated, all shares are beneficially owned, and sole investment and voting power is held, by the owners named.

(2) Includes 240,904 shares of Common Stock which Shulmit Pritziker will have the right to acquire, upon listing of the underlying shares by the American Stock Exchange, pursuant to stock purchase warrants.













(3) Includes 79,100 shares of Common Stock which Ilya Margulis will have the right to acquire, upon listing of the underlying shares by the American Stock Exchange, pursuant to stock purchase warrants.

(4) As reported in the Light Associates Schedule 13-D (Amendment No. 4) dated January 20, 1995.

(5) Includes 143,343 shares of Common Stock which Susquehanna Capital Group has the right to acquire pursuant to presently exercisable stock purchase warrants and 34,500 shares of Common Stock which the Company believes continue to be beneficially owned by Susquehanna Capital Group.

(6) Includes 46,850 shares of Common Stock which certain of the current executive officers and directors have the right to acquire pursuant to presently exercisable stock options.









































                        SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth information regarding beneficial ownership of the Company's Common Stock as of November 6, 1995 as to (i) each director of the Company, (ii) each individual who served as chief executive officer and all other executive officers of the Company during the year ended December 31, 1994 whose compensation exceeded $100,000, and (iii) all current executive officers and directors as a group.

                                          Amount and
                                          Nature of
                                          Beneficial        Percent of
Name of Beneficial Owner:                 Ownership (1)       Class
James R. Murphy, Chairman of the Board,      2,587(2)            *
President, Chief Executive
Officer and Director

Robert M. Stote, M.D.                       31,700(3)          1.05%
Senior Vice President, Chief
Science Officer and Director

Michael D. Price                            10,403(4)            *
Vice President, Chief
Financial Officer, Treasurer,
Secretary and Director

Randolph W. Arnegger                         1,013(5)            *
Director

Charles L. Bolling                           4,800(6)            *
Director

Doris E. Wardell                             1,112(7)            *
Director

Donald E. Boultbee                              66               *
Former President, Former Chief
Executive Officer and Former Director

Ranald Stewart, Jr.                         62,175(8)          2.05%
Former Chairman of the Board, Former
Chief Executive Officer and Former Director

All current executive officers
and Directors as a group (6 persons)        51,615(9)          1.71%













_________________________________

      *     Less than one percent

      (1) Except as otherwise indicated, all shares are beneficially owned, and sole investment and voting power is held, by the persons named.

      (2) Includes 2,000 shares of Common Stock which Mr. Murphy has the right to acquire pursuant to presently exercisable stock options.

      (3) Includes 50 shares of Common Stock owned by Dr. Stote's son as to which Dr. Stote disclaims beneficial ownership. Also includes 31,250 shares of Common Stock which Dr. Stote has the right to acquire pursuant to presently exercisable stock options.

      (4) Includes 101 shares of Common Stock owned by Mr. Price's sons as to which Mr. Price disclaims beneficial ownership. Also includes 10,000 shares of Common Stock which Mr. Price has the right to acquire pursuant to presently exercisable stock options.

      (5) Includes 6,000 shares of Common Stock which Mr. Arnegger has the right to acquire pursuant to presently exercisable stock options.

      (6) Includes 100 shares of Common Stock owned by Mr. Bolling's wife as to which Mr. Bolling disclaims beneficial ownership. Includes 4,000 shares of Common Stock which Mr. Bolling has the right to acquire pursuant to presently exercisable stock options.

      (7) Includes 1,000 shares of Common Stock which Mrs. Wardell has the right to acquire pursuant to presently exercisable stock options.

      (8) Includes 4,775 shares of Common Stock owned by Mr. Stewart's wife, as to which Mr. Stewart disclaims beneficial ownership. Also includes 45,200 shares of Common Stock which Mr. Stewart has the right to acquire pursuant to presently exercisable stock options and 6,000 shares of Common Stock granted to Mr. Stewart which will be issued upon listing of such shares with the American Stock Exchange.

      (9) Includes 46,850 shares of Common Stock which certain of such executive officers and directors have the right to acquire pursuant to presently exercisable stock options.
















                        PROPOSAL TO INCREASE THE NUMBER
                      OF AUTHORIZED SHARES OF COMMON STOCK

            On October 18, 1995, the Board of Directors adopted a resolution approving a proposal to amend Article III of the Company's Articles of Incorporation in order to increase the number of shares of Common Stock which the Company is authorized to issue from 5,000,000 to 20,000,000. The Board of Directors determined that such amendment is advisable and directed that the proposed amendment be considered at the Meeting. The amendment will not affect the number of shares of Preferred Stock authorized, which is 2,000,000 shares of Preferred Stock, par value $1.00 per share.

PURPOSES  AND  EFFECTS  OF INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON
STOCK

            The proposed amendment will increase the number of shares of Common Stock which the Company is authorized to issue from 5,000,000 to 20,000,000. The additional 15,000,000 shares will be a part of the existing class of Common Stock, and if and when issued, will have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock of the Company are not entitled to preemptive rights.

            The Company intends to conduct a public offering of shares of Common Stock or securities convertible into shares of Common Stock for cash if this proposal is approved and the Company intends to file with the Securities and Exchange Commission a Registration Statement pursuant to which such shares are to be registered for issuance. The net proceeds of the public offering are expected to be approximately $5,000,000, approximately $500,000 or 10% of which will be applied to capital refurbishment of certain manufacturing facilities, approximately $750,000 or 15% of which will be applied to research and development, approximately $1,800,000 or 36% of which will be used to retire outstanding convertible debt, and the remaining approximately $1,950,000 or 39% of which will be used for working capital and/or potential acquisitions.

            The Company has no other present plans, understandings, or agreements for the issuance or use of the proposed additional shares of Common Stock. However, the Board of Directors believes that the proposed increase is desirable so that, as the need may arise, the Company will have more financial flexibility and be able to issue shares of Common Stock, without the delay of a special shareholders' meeting, in connection with possible additional equity financings, future opportunities for expanding the business through acquisitions or investments, and management incentive and employee benefit plans. The Company is engaged in efforts to identify businesses which are complementary to the Company's business and which enhance stockholder value as acquisition targets. There can be no assurance that acquisition opportunities will be available or that the Company will have sufficient resources to consummate any such acquisition.

            The authority of the Board of Directors to issue Common Stock could also potentially be used to discourage attempts by others to obtain control of the Company through merger, tender offer, proxy contest or otherwise by making such attempts more difficult or costly to achieve.







            If the proposed amendment is adopted there will be approximately 7,743,106 authorized shares that are not outstanding, reserved for issuance or held in the treasury of the Company. As of November 6, 1995 the Company had 2,982,178 shares of Common Stock issued, of which 1,183 were held in the treasury of the Company, and 9,274,716 are reserved for issuance upon exercise or conversion of certain rights.

NO DISSENTER'S RIGHTS

            Under Florida law, stockholders are not entitled to dissenter's rights with respect to the proposed amendment.

VOTE REQUIRED

            The affirmative vote of the holders of a majority of the shares of the Company's Common Stock cast at the Meeting at which a quorum is present will be required to approve the amendment to the Company's Articles of Incorporation. Abstentions and broker non-votes are not deemed to be cast at the Meeting and, accordingly, the percentage of affirmative votes required for approval does not need to take into account any abstentions or broker non-votes.

            THE  COMPANY'S  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR THIS
PROPOSAL.



































                     PROPOSAL TO CHANGE THE COMPANY'S NAME

            The Board of Directors of the Company has unanimously approved a change of the Company' s name to "Bentley Pharmaceuticals, Inc." The Board of Directors believes the change to Bentley Pharmaceuticals, Inc. offers definitive advantages. The Board of Directors of the Company believes that a new name will enhance the success of marketing in the highly competitive pharmaceutical industry.

            Assuming approval of the proposed name change by the requisite vote of stockholders at the Meeting, it is expected that the Articles of Amendment to the Company's Articles of Incorporation (the "Amendment") will be filed to effect the name change as promptly as practicable. However, the Board of Directors may abandon or delay the name change at any time before or after the Meeting and prior to the effective date for the name change if for any reason the Board of Directors deems it advisable to do so. In addition, the Board of Directors may make any and all changes to the form of Amendment that it deems necessary in order to file the Amendment with the Florida Department of State and give effect to the name change.

            After the proposed name change becomes effective it will NOT be necessary for stockholders to surrender their present Belmac Corporation stock certificates.

NO DISSENTER'S RIGHTS

            Under Florida law, stockholders are not entitled to dissenter's rights with respect to the proposed Amendment.

VOTE REQUIRED

            The affirmative vote of the holders of a majority of the shares of the Company's Common Stock cast at the Meeting at which a quorum is present will be required to approve the Amendment. Abstentions and broker non-votes are not deemed to be cast at the Meeting and, accordingly, the percentage of affirmative votes required for approval does not need to take into account any abstentions or broker non-votes.

            THE  COMPANY'S  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR THIS
PROPOSAL.



















                                 MISCELLANEOUS



STOCKHOLDER PROPOSALS

            From time to time stockholders may present proposals for consideration at a meeting which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's 1996 Annual Meeting of Stockholders must be received by the Company at its principal offices, One Urban Centre, Suite 550, 4830 West Kennedy Boulevard, Tampa, Florida 33609 by December 26, 1995. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company at such address.

ADDITIONAL INFORMATION

            The cost of solicitation of Proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from such beneficial owners, will be borne by the Company. The Company has engaged Chemical Mellon Shareholder Services of New York ("Chemical") to solicit proxies and has agreed to pay Chemical a fee of $7,000 plus their accountable expenses in connection with this solicitation. Proxies may be also solicited without extra compensation by certain officers and regular employees of the Company. Proxies may be solicited by mail, and if determined to be necessary, by telephone, telegraph or personal interview.

OTHER MATTERS

            Management does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matter other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                    By Order of the Board of Directors


                                    /s/ Michael D. Price
                                    MICHAEL D. PRICE
                                    Secretary

Tampa, Florida
November 9, 1995











                               BELMAC CORPORATION


               SPECIAL MEETING OF STOCKHOLDERS - DECEMBER 8, 1995
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



                         The  undersigned  hereby  appoints, as proxies for the
undersigned, James R. Murphy, Dr. Robert M. Stote and Michael D. Price and each of them, with full power of substitution, to vote all shares of Common Stock of the undersigned in Belmac Corporation (the "Company") at the Special Meeting of Stockholders of the Company to be held at The New York Vista, 3 World Trade Center, New York, New York 10048 on December 8, 1995, at 11:00 o'clock A.M., local time (the receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned), or at any adjournments thereof, upon the matters described in the Notice of Special Meeting and Proxy Statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

                         EACH  PROPERLY  EXECUTED  PROXY  WILL  BE  VOTED  IN
ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATIONS ARE MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE NUMBER OF SHARES OF COMMON STOCK, $.02 PAR VALUE, AUTHORIZED FOR ISSUANCE FROM 5,000,000 TO 20,000,000 SHARES OF COMMON STOCK AND CHANGING THE COMPANY'S NAME TO BENTLEY PHARMACEUTICALS, INC.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)





























Please mark boxes   in blue or black ink.
                 [ x ]

Approval of an amendment to the Company's Articles of Incorporation increasing the number of shares of Common Stock, $.02 par value, authorized for issuance from 5,000,000 to 20,000,000 shares of Common Stock.

FOR  [ ]                  AGAINST  [ ]              ABSTAIN  [ ]

Approval of an amendment to the Company's Articles of Incorporation changing the Company's name to Bentley Pharmaceuticals, Inc.

FOR  [ ]                  AGAINST  [ ]              ABSTAIN  [ ]

                               NOTE:  Please  date  and sign your name or
                               names  exactly  as  set  forth hereon.  If
                               signing     as     attorney,     executor,
                               administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies by corporations should be signed by a duly authorized officer and should bear the corporate seal.

                               Dated: __________________________, 1995

                               _____________________________________

                               _____________________________________
                               Signature of Stockholder(s)

                               _____________________________________
                               Print Name(s)

PLEASE SIGN AND RETURN THE PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.





















